UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020 (March 26, 2020)

NSTAR ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Massachusetts	1-02301	04-1278810
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Boylston Street Boston, Massachusetts	02199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2	Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 26, 2020, NSTAR Electric Company, doing business as Eversource Energy (“NSTAR Electric”), issued $400,000,000 aggregate principal amount of its 3.95% Debentures due 2030 (“Debentures”) pursuant to an Underwriting Agreement, dated March 23, 2020, between NSTAR Electric and BofA Securities, Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc. and RBC Capital Markets, LLC, as representatives of the several Underwriters named therein. The Debentures were issued under an indenture dated as of September 1, 1988, between NSTAR Electric (formerly Boston Edison Company) and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York, as successor to Bank of Montreal Trust Company), as trustee. NSTAR Electric has registered its Debentures with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Commission File No. 333-231118-02).

The Debentures mature on April 1, 2030 and bear interest at 3.95%, payable semi-annually on each April 1 and October 1, commencing on October 1, 2020. Interest on the Debentures will accrue from March 26, 2020 and will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1	Underwriting Agreement, dated March 23, 2020, between NSTAR Electric Company, doing business as Eversource Energy, and BofA Securities, Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC, MUFG Securities Americas Inc., and RBC Capital Markets, LLC, as representatives of the several Underwriters named therein.
4	Form of 3.95% Debenture due 2030.
5	Legal opinion of Richard J. Morrison, Esq. (including consent).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR ELECTRIC COMPANY
(Registrant)

March 26, 2020	By:	/s/ Emilie G. O’Neil
Emilie G. O’Neil
Assistant Treasurer, Corporate Finance and Cash Management